Exhibit 23.2
Consent of Independent Auditors
We consent to the incorporation by reference in the following Registration Statements:
(1) Registration Statement (Form S-3 No. 333-178599) of Pennsylvania Real Estate Investment Trust;
(2) Registration Statement (Form S-3 No. 333-178598) of Pennsylvania Real Estate Investment Trust;
(3) Registration Statement (Form S-3/A No. 333-169488) of Pennsylvania Real Estate Investment Trust;
(4) Automatic Shelf Registration Statement (Form S-3ASR No. 333-144607) of Pennsylvania Real Estate
Investment Trust;
(5) Automatic Shelf Registration Statement (Form S-3ASR No. 333-144606) of Pennsylvania Real Estate
Investment Trust;
(6) Registration Statement (Form S-3/A No. 333-121962) of Pennsylvania Real Estate Investment Trust;
(7) Registration Statement (Form S-3 No. 333-110926) of Pennsylvania Real Estate Investment Trust;
(8) Registration Statement (Form S-3 No. 333-109849) of Pennsylvania Real Estate Investment Trust.;
(9) Registration Statement (Form S-3 No. 333-109848) of Pennsylvania Real Estate Investment Trust.;
(10) Registration Statement (Form S-3 No. 333-97679) of Pennsylvania Real Estate Investment Trust.;
(11) Registration Statement (Form S-3 No. 333-97337) of Pennsylvania Real Estate Investment Trust.;
(12) Registration Statement (Form S-3 No. 333-36626) of Pennsylvania Real Estate Investment Trust.;
(13) Registration Statement (Form S-3 No. 333-74693) of Pennsylvania Real Estate Investment Trust.;
(14) Registration Statement (Form S-3 No. 333-74695) of Pennsylvania Real Estate Investment Trust.;
(15) Registration Statement (Form S-3/A No. 333-70157) of Pennsylvania Real Estate Investment Trust.;
(16) Registration Statement (Form S-3/A No. 333-48917) of Pennsylvania Real Estate Investment Trust.;
(17) Registration Statement (Form S-8 No. 333-183480) of Pennsylvania Real Estate Investment Trust.;
(18) Registration Statement (Form S-8 No. 333-169487) of Pennsylvania Real Estate Investment Trust.;
(19) Registration Statement (Form S-8 No. 333-148237) of Pennsylvania Real Estate Investment Trust.;
(20) Registration Statement (Form S-8 No. 333-103116) of Pennsylvania Real Estate Investment Trust.;
(21) Registration Statement (Form S-8 No. 333-97677) of Pennsylvania Real Estate Investment Trust.;
(22) Registration Statement (Form S-8 No. 333-69877) of Pennsylvania Real Estate Investment Trust.;
(23) Registration Statement (Form S-8 No. 33-59767) of Pennsylvania Real Estate Investment Trust.;
(24) Registration Statement (Form S-8 No. 33-59771) of Pennsylvania Real Estate Investment Trust.; and
(25) Registration Statement (Form S-8 No. 33-59773) of Pennsylvania Real Estate Investment Trust.;
of our report dated March 25, 2014, with respect to the consolidated financial statements of Lehigh Valley
Associates and Subsidiary, included in this Form 10-K/A of Pennsylvania Real Estate Investment Trust for the year ended December 31, 2013.

/s/ ERNST & YOUNG LLP

March 25, 2014